NTI First Annual Research and Development Day NASDAQ: NTII March 4, 2008

Forward Looking Statements
Except for the historical information, the matters discussed are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties are set forth in the company's reports on Form 10-K and 10-Q as filed with the
Securities and Exchange Commission. The information, data and statistics presented herein are the sole opinion of the Company and in no way reflect that of any of the Company's corporate or strategic partners.

NTI Agenda
Financial Snapshot
- Paul E. Freiman, President and CEO, NTI
Viprinex™ (ancrod) Scientific and Clinical Update
- Warren W. Wasiewski, M.D., Chief Medical Officer, NTI
Acute Ischemic Stroke Treatment Overview
- Gregory J. del Zoppo, M.D., Professor of Medicine,
Division of Hematology and Adjunct Professor of
Neurology, University of Washington, Seattle
Question & Answers

Extraordinary Leverage for Knowledgeable
Investors
Significant upside potential with limited downside
Money to complete Viprinex clinical trials
Robust development program
Unmet need with one approved therapeutic agent
Ongoing revenue stream
Powerful management team

5 NTI is Focused on CNS Engaged in business of acquiring and developing central nervous system (CNS) related drug candidates

Significant Upside, Limited Downside
Undervalued stock price
- Downside capped by cash and royalties in place
Cash burn rate is directly correlated to progress of clinical trials
Net enterprise value of only $10MM
No debt
Cash on balance sheet of $52.6MM as of 12/31/07

Largest Public Deal for Small Company in ‘07
Raised institutional equity of $55 million net proceeds from top biotech investors
- Biotechnology Value Fund, Great Point Partners,
Millennium Technology Ventures, SF Capital Partners,
Highland Capital Management
Investor support fueled by extensive data on Viprinex
- Post hoc analysis of previous trials was the basis for
the present study design and dosing regimen
Enough cash to carry through calendar 2009

8 Viprinex™ (ancrod) Overview

Viprinex (ancrod) Overview
New class of drug
- Fibrinogen Reducing Agent (FRA)
Novel mechanism of action
Widely studied
- Nearly 2,000 patients in U.S. and Europe
Ancrod Stroke Program (ASP) underway
- Enrollment goal:  1,300 stroke patients worldwide
Unlike current standard of care
- Potential to be safe and effective when initiated within
6 hours of stroke onset

Viprinex Milestones
2008 CY 2010 CY 2009 CY
Q3-08
Q4-08
Q2-09
Q4-09
Q1-10
Last patient enrolled for
Interim Analysis
Interim Analysis completed
Last patient enrolled
Phase 3 readout
FDA filing
NTI could be first company in more than a decade to market an agent that may significantly change stroke patients’ outcome

Commercial Strategy
Successfully complete clinical development of Viprinex
- Fund program through final results in order to
maximize long-term shareholder value
Seek co-partner to commercialize Viprinex in the United
States
- Maintain co-promotional rights to maximize potential
revenues to NTI
Seek partner(s) to commercialize Viprinex in Asia
Continue to in-license early stage candidates

NTI Agenda
Financial Snapshot
- Paul E. Freiman, President and CEO, NTI
Viprinex™ (ancrod) Scientific and Clinical Update
- Warren W. Wasiewski, M.D., Chief Medical Officer, NTI
Acute Ischemic Stroke Treatment Overview
- Gregory J. del Zoppo, M.D., Professor of Medicine, Division
of Hematology and Adjunct Professor of Neurology,
University of Washington, Seattle
Question & Answers

Scientific and Clinical Overview NASDAQ: NTII NEUROBIOLOGICAL TECHNOLOGIES, INC. ##

Viprinex (ancrod)  -- A New Class
Fibrinogen Reducing Agent (FRA)
Combines anticoagulation, blood viscosity reduction and
potential thrombolytic effect
Reduce stroke related disability
Potential to double the time-to-treatment window
compared to existing therapy

Reperfusion Agents vs. Neuroprotectants
There are two broad categories of investigational stroke treatments:
Over 100 studied
None have demonstrated efficacy
in Phase 3 trials
(1)
Fewer than 15 studied
Three of which have resulted in
successful Phase 3 trials
Trial History
Approved Drugs
Mechanism of Action
None rt-PA
Protect brain cells from damage
triggered by a stroke
Remove the blood clot blocking
blood flow
Restore blood flow to the affected
area of the brain
Neuroprotectants Reperfusion Agents
(1) One exception, which was negated in a larger Phase 3 trial.

Viprinex: A Fibrinogen Reducing Agent (FRA)
Viprinex
Anti-
Coagulant
Lowers
Blood
Viscosity
Fibrinolytic
(clot buster)
Fibrinolytic
(clot buster)
rt-PA
Potential to reduce stroke disability due  to  multi-pronged mechanism of action
Potential to reduce stroke disability due  to  multi-pronged mechanism of action

17 Clot formation: the role of Fibrinogen Fibrinogen Fibrin -- cross linked Thrombin - a b chains Factor XIII activated Stabilizes clot Normal crossed linked fibrin clot

18 Viprinex: Mechanism of Action (MOA) Primary mechanism of action: Cleaves a chains off fibrinogen - Cleaves at the arg-gly sequence Leaves b chains intact - Chemotactic side chain

19 Viprinex : Mechanism of Action Removal of a chains - desA profibrin and desAA fibrin Soluble fibrin polymers - Cannot crosslink Does not activate factor XIII

20 Mechanism of Action Fibrinogen Fibrin -- cross links to form clot Thrombin Ancrod desA fibrin desAA fibrin No clot - One a chain - both a chains - a b chains

21 Fibrinogen Thrombin a-chains removed b-chains removed Normal Blood Clot Formation Clot Grows

22 Direct Mechanism of Action of Ancrod b-chains remain intact Clot size remains same Viprinex™ Fibrin monomers can only attach end-to-end a-chains removed

23 Indirect Mechanism of Action of Ancrod Plasminogen Viprinex™-cleaved monomers/polymers activate conversion of Plasminogen to Plasmin Plasmin dissolves fibrin clot Plasmin

Stroke Study Endpoints
0-6
(0 is complete recovery)
Global Disabilities scale Modified Rankin Scale
(mRS)
Scoring Description Scale
0-42
(0 is complete recovery)
Measurement of Neurologic
Examination
National Institute of Health
Stroke Scale (NIHSS)
0-100
(100 is complete recovery)
Measures activities of Daily
Living
Barthel Index (BI)

Overview of Previous Viprinex Clinical Trials
Five previous clinical trials
- 1,924 patients; 951 patients treated with Viprinex
Knoll trials were designed to maintain a low target
fibrinogen level for several days
- One successful Phase 3 clinical trial (STAT)
- One neutral Phase 3 clinical trial (ESTAT)

Previous Viprinex Trials
3
3
2
Phase
Functional Success
as defined by the
Barthel Index
Functional Success
as defined by the
Barthel Index
Neurologic Recovery
Primary Endpoint
6 hours
3 hours
6 hours
Treatment
Window
Infusion over
several days
Infusion over
several days
Infusion over
several days
Dosing
Regimen
1,222
500
132
Patients
Knoll
Knoll
Knoll
Sponsor
ESTAT
STAT
A-20
Trial

Retrospective Analysis: Key Hypotheses
Symptomatic Intracranial Hemorrhage (SICH) occurred more
frequently in patients with prolonged low fibrinogen levels
Safety:
Rapid lowering of fibrinogen results in better outcome
Fibrinogen level needs to drop well below normal at  six hours
Efficacy:

28 Knoll Dosing Strategy 0 100 200 300 400 0 12 24 36 48 60 72 Hours after Beginning Treatment Infusion over 5 days Maintain fibrinogen at low level

Efficacy: Rate of Defibrinogenation
The rate at which the fibrinogen level decreases emerged as the most important variable
in determining a better outcome
In the STAT trial, rapid
defibrinogenation rate
produced a  better outcome
for patients than a slower rate
Rapid defibrinogenation ($30
mg/dL/hr; n=85)
Slower defibrinogenation (<30 mg/dL/hr; n=112)
SICH and mortality not adversely
affected by rapid
defibrinogenation
51.9%
21.1%
3.9%
25.7%
22.2%
5.2%
0%
10%
20%
30%
40%
50%
60%
Efficacy Mortality SICH
STAT (Viprinex Treated) STAT (Viprinex Treated)

Efficacy: Fibrinogen Level
The lower the 6 hour fibrinogen level, the better the outcome
A-20 STAT
Viprinex treated – Low fibrinogen ( 130 mg/dL; n=32)
Viprinex treated – High fibrinogen (>130 mg/dL; n=32)
Placebo (n=68)
V iprinex treated – Low fibrinogen ( 130 mg/dL; n=70)
V iprinex treated – High fibrinogen (>130 mg/dL; n=28)
Placebo (n=89)
64.3%
37.1%
34.3%
0%
10%
20%
30%
40%
50%
60%
70%
p=0.043
45.8%
34.6%
35.3%
0%
10%
20%
30%
40%
50%
p=0.071

Efficacy maintained despite
higher fibrinogen level
Safety: Reduction of SICH
Low fibrinogen levels over several days was the most important determinant
of symptomatic intracranial bleeding
Higher average fibrinogen level ( 60 mg/dL; n=160)
Lower average fibrinogen level (<60 mg/dL; n=31)
In the STAT trial,  patient’s
with higher fibrinogen levels
had fewer  SICH and lower
mortality rate
38.0%
18.0%
0.8%
30.9%
35.9%
20.7%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Efficacy Mortality SICH
STAT

Fibrinogen levels : Efficacy
Post hoc analysis shows:
The greater the rate of fibrinogen reduction, the better the outcome
Fibrinogen levels that are well below normal at 6 hours are
associated with a better outcome

33 Fibrinogen levels : Safety Post hoc analysis shows: Low fibrinogen levels over 72 hours is associated with bleeding in the brain - Symptomatic intracranial hemorrhage - Frequently fatal

34 Treatment Objective: Restore Blood Flow Safely 0 50 100 150 200 250 300 350 400 0 12 24 36 48 60 72 Hours after Beginning Treatment NTI ASP Dosing Strategy 3-hour infusion Efficacy Safety

Ancrod Stroke Program (ASP) Trials NASDAQ: NTII

End-of-Phase 2 Meetings
Granted Fast Track status
Two End-of-Phase 2 meetings with the FDA
- Clinical
- CMC
NTI and the FDA agreed:
- on the design of the ASP trials
- that the ASP dosing regimen was reasonable
- that manufacturing plans were adequate for Phase 3

ASP Trials Overview
ASP 1 and ASP 2
1,300 total patients; 650 patients in each trial
Identical, randomized, double-blind, placebo-controlled
trials
Admission criteria allow for broad stroke population
- Mild to severe cases
- No upper age limit

Robust Trial Design
State-of-the-art design
- Patient selection
- End point selection
- Classification of hemorrhages
Accelerating enrollment
- 14 countries
- Targeting 200 sites
Overseen by a management team with industry-leading
stroke trial experience

Primary Endpoint
ASP Endpoints
Responder analysis mRS at day 90
- 0, 1 or 2 considered a responder
NIHSS at day 90
- 0,1 or an 11 point improvement relative to screening
Barthel Index at day 90
- 95-100 or a BI score that is no less than the pre-stroke score
Secondary Endpoints

40 ASP Endpoints Safety: - AEs, SAEs and mortality - Incidence of ICH, bleeding events, drop in hemoglobin - New physical findings - Lab data including neuroimaging

Data Safety Monitoring Board (DSMB)
Monitored by a Data Safety Monitoring Board (DSMB)
- Reviews the study at pre-specified enrollment numbers
for safety signals
- Can recommend changes to the protocol, i.e changes to
inclusion or exclusion criteria
- Can recommend trial continue as planned
- Can recommend the trial be stopped
There have been 4 reviews – continue as planned

42 Interim Analysis 650 patients combined from both studies Futility analysis Safety analysis Go – No Go decision point Must show evidence of a treatment effect for Viprinex

Acute Ischemic Stroke Treatment Overview
Acute Ischemic Stroke Treatment Overview
-
Gregory J. del Zoppo, MD, Professor of Medicine,
Division of Hematology and Adjunct Professor of
Neurology, University of Washington, Seattle

Extraordinary Leverage for Knowledgeable
Investors
Significant upside potential with limited downside
Money to complete Viprinex clinical trials
Robust development program
Unmet need with one approved therapeutic agent
Ongoing revenue stream
Powerful management team

XERECEPT® / Celtic
Indicated for brain tissue swelling caused by tumor, residual tumor and tumor treatments
- Currently in Phase 3 trials
Sold rights to Celtic Pharma Management LP in 2005
- Received $33 million upfront payment
- Retained rights to future milestone payments, profit
sharing and royalties
NTI assists Celtic with manufacturing aspects

Continually Pursuing Early Stage IP
Partnership with Buck Institute for Age Research:
- High potential for low investment
- Preclinical
Development of drug to treat Huntington’s Disease
- Fatal hereditary brain disorder affecting ~ 30,000 Americans
- Fibroblast growth factor (FGF-2) involves naturally occurring protein studied extensively for neuroprotective properties
Development of drug to treat Alzheimer’s Disease
- A natural occurring protein has shown potential to inhibit the production of amyloid-beta peptides while facilitating the growth and preservation of nerve fibers in the brain

Powerful Management Team
CEO has history of making profitable transactions for shareholders
Paul E. Freiman engineered sale of Syntex to Roche for $5.3B (’98)
- Oversaw marketing of anti-platelet compound, Ticlid (ticlopidine)
- Instrumental in the sale of Syntex’s lead product, Naprosyn and was responsible for moving the product to over-the-counter status, marketed by Procter & Gamble as Aleve
CMO is stroke trial expert running large scale clinical trials
Warren W. Wasiewski, M.D., worked at AstraZeneca (AZN) prior to joining NTI
- Was Sr. Medical Director of clinical research CNS/Emerging Products
- Played pivotal role in the execution and development of AZN’s Saint I and
Saint II trial for acute ischemic stroke
VP, Clinical Development
David E. Levy, M.D., internationally recognized stroke neurologist
- Was director of Knoll U.S.- ancrod clinical trial program

Extraordinary Leverage for Knowledgeable
Investors
Significant upside potential with limited downside
Money to complete Viprinex clinical trials
Robust development program
Unmet need with one approved therapeutic agent
Ongoing revenue stream
Powerful management team

Questions and Discussion NASDAQ: NTII